Exhibit 99

Wells Fargo & Company's financial results for the quarter ended June 30, 1999

     Wells Fargo & Company reported net income of $931 million for the second quarter of 1999, compared with $719 million for the second quarter of 1998, an increase of 29 percent. Net income for the first six months of 1999 was $1,815 million, an increase of 29 percent over the same period a year ago. Diluted earnings per common share were $.55 for the second quarter of 1999 and $1.08 for the first six months of 1999, compared with $.43 and $.85 for the same periods of 1998. Return on average assets was 1.86 percent for the second quarter of 1999 and 1.83 percent for the first six months of 1999, compared with 1.55 percent and 1.53 percent for the same periods a year ago. Return on average common equity was 17.50 percent for the second quarter of 1999 and 17.42 percent for the first six months of 1999, compared with 14.72 percent and 14.46 percent for the same periods of 1998.

     Diluted cash earnings were $.63 per share for the second quarter of 1999 and $1.24 per share for the first half of 1999, compared with $.52 per share and $1.02 per share for the same periods of 1998. Cash return on average assets was 2.23 percent for the second quarter of 1999 and 2.20 percent for the first half of 1999, compared with 1.95 percent and 1.94 percent for the same periods a year ago. Cash return on average tangible common equity was
33.43 percent for the second quarter of 1999 and 33.89 percent for the first half of 1999, compared with 32.49 percent and 32.33 percent for the same periods of 1998. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible (related primarily to the 1996 acquisition of First Interstate Bancorp).

     Net interest income on a taxable-equivalent basis was $2,328 million in the second quarter of 1999, compared with $2,247 million for the same quarter a year ago and $4,608 million for the first six months of 1999, compared with $4,456 million for the same period a year ago. The net interest margin was
5.68 percent for the second quarter of 1999 and 5.64 percent for the first six months of 1999, compared with 5.88 percent and 5.89 percent in the same periods of 1998. The decrease in the net interest margin for both the second quarter and the first six months was primarily due to lower yields on consumer and commercial loans as well as higher balances of lower yielding investment securities, partially offset by decreased rates on consumer deposits.

     Noninterest income in the second quarter of 1999 was $1,814 million, compared with $1,715 million in the same quarter of 1998. For the first half of 1999, noninterest income was $3,541 million, compared with $3,249 million in the same period of 1998. The increase for the first half of 1999 was primarily due to higher trust and investment fees and commissions and net gains on sales of mortgages.

     Noninterest expense was $2,364 million in the second quarter of 1999, a decrease from $2,452 million in the same quarter of 1998. In the first six months of 1999, noninterest expense was $4,706 million, a decrease from $4,749 million in the same period of 1998. The efficiency ratio improved to
57.3 percent for the second quarter of 1999 and

58.0 percent for the first half of 1999, compared with 62.1 percent and 61.9 percent for the same periods a year ago.

     The loan loss provision was $260 million for the second quarter of 1999, compared with $309 million for the same period in 1998. Net charge-offs totaled $261 million, or .96 percent of average loans (annualized), in the second quarter of 1999. Net charge-offs totaled $303 million, or 1.16 percent of average loans (annualized), for the second quarter of 1998. For the six months ended June 30, 1999 the loan loss provision was $530 million and net charge-offs totaled $534 million, or .99 percent of average loans (annualized), compared with a loan loss provision of $614 million and net charge-offs of $613 million, or 1.17 percent of average loans (annualized) for the same period of 1998.

     At June 30, 1999, the allowance for loan losses of $3,165 million was
2.83 percent of total loans, compared with 2.90 percent at December 31, 1998 and 2.91 percent at June 30, 1998. Total nonaccrual and restructured loans were $688 million at June 30, 1999, down from $710 million at December 31, 1998 and $733 million at June 30, 1998.

     ON NOVEMBER 2, 1998, WELLS FARGO & COMPANY (THE FORMER WELLS FARGO) MERGED WITH WFC HOLDINGS CORPORATION (WFC HOLDINGS), A WHOLLY-OWNED SUBSIDIARY OF NORWEST CORPORATION. IN CONNECTION WITH THE MERGER, NORWEST CORPORATION CHANGED ITS NAME TO "WELLS FARGO & COMPANY." THE MERGER WAS ACCOUNTED FOR AS A POOLING OF INTERESTS AND, ACCORDINGLY, THE INFORMATION INCLUDED IN THIS FILING PRESENTS THE COMBINED RESULTS OF WELLS FARGO & COMPANY AND ITS SUBSIDIARIES (THE COMPANY) AS IF THE MERGER HAD BEEN IN EFFECT FOR ALL PERIODS PRESENTED.

---------------
The following appears in accordance with the Securities Litigation
Reform Act:

This discussion of financial results includes forward-looking statements about the Company's financial condition, results of operations, plans, objectives and future performance and business. These statements generally include the words "believe," "expect," "anticipate," "estimate," "may," "will" or similar expressions that suggest the statements are forward looking in nature.

These forward-looking statements involve inherent risks and uncertainties. The Company cautions readers that a number of factors--many of which are beyond the control of the Company--could cause actual results to differ materially from those in the forward-looking statements. Among these factors are changes in political and economic conditions, interest rate fluctuations, technological changes (including the "Year 2000" data systems compliance issue), customer disintermediation, competitive product and pricing pressures in the Company's geographic and product markets, equity and fixed income market fluctuations, personal and commercial customers' bankruptcies, inflation, changes in law, changes in fiscal, monetary, regulatory and tax policies, monetary fluctuations, credit quality and credit risk management, mergers and acquisitions, the integration of merged and acquired companies, and success in gaining regulatory approvals when required.

Also, actual results may differ materially from those in the forward-looking statements because of factors relating to the combination of the former Wells Fargo and the former Norwest Corporation, including the following: expected cost savings from the merger are not fully realized within the expected time frame or additional or unexpected costs are incurred; and costs or difficulties related to the integration of the former Wells Fargo and the former Norwest Corporation are greater than expected.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                              Six months
                                                              ended June 30,                          ended June 30,
                                                      ---------------------        %          ---------------------       %
(in millions, except per share amounts)                   1999         1998   Change              1999         1998  Change
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                            $    931     $    719       29 %       $  1,815     $   1,403      29%
Net income applicable to common stock                      922          710       30            1,798         1,385      30

Earnings per common share                             $    .56     $    .44       27         $   1.09     $     .86      27
Diluted earnings per common share                          .55          .43       28             1.08           .85      27

Dividends declared per common share                        .20         .165       21             .385           .33      17

Average common shares outstanding                      1,651.4      1,610.3        3          1,649.2       1,613.0       2
Diluted average common shares outstanding              1,672.3      1,632.2        2          1,668.2       1,635.7       2

Profitability ratios (annualized)
  Net income to average total assets (ROA)                1.86%        1.55%      20             1.83%         1.53%     20
  Net income applicable to common stock to
    average common stockholders' equity (ROE)            17.50        14.72       19            17.42         14.46      20

Total revenue                                         $  4,125     $  3,947        5         $  8,118     $   7,675       6

Efficiency ratio (1)                                      57.3%        62.1%      (8)            58.0%         61.9%     (6)

Average loans                                         $108,996     $105,523        3         $108,418     $ 105,462       3
Average assets                                         200,342      185,607        8          199,537       184,444       8
Average core deposits                                  127,563      122,354        4          127,847       121,804       5

Net interest margin                                       5.68%        5.88%      (3)            5.64%         5.89%     (4)

NET INCOME AND RATIOS EXCLUDING
  GOODWILL AND NONQUALIFYING CORE DEPOSIT
  INTANGIBLE AMORTIZATION AND BALANCES
  ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock                 $  1,054     $    848       24         $  2,062     $   1,662      24
Earnings per common share                                  .64          .53       21             1.25          1.03      21
Diluted earnings per common share                          .63          .52       21             1.24          1.02      22
ROA                                                       2.23%        1.95%      14             2.20%         1.94%     13
ROE                                                      33.43        32.49        3            33.89         32.33       5
Efficiency ratio                                          53.7         58.1       (8)            54.3          57.7      (6)

AT PERIOD END
Securities available for sale                         $ 35,710     $ 26,676       34         $ 35,710     $  26,676      34
Loans                                                  111,646      106,301        5          111,646       106,301       5
Allowance for loan losses                                3,165        3,098        2            3,165         3,098       2
Goodwill                                                 7,598        7,856       (3)           7,598         7,856      (3)
Assets                                                 205,421      186,084       10          205,421       186,084      10
Core deposits                                          127,256      122,851        4          127,256       122,851       4
Common stockholders' equity                             20,915       19,696        6           20,915        19,696       6
Stockholders' equity                                    21,375       20,158        6           21,375        20,158       6

Capital ratios
  Common stockholders' equity to assets                  10.18%       10.59%      (4)           10.18%        10.59%     (4)
  Stockholders' equity to assets                         10.41        10.83       (4)           10.41         10.83      (4)
  Risk-based capital (3)
    Tier 1 capital                                        8.40         8.34        1             8.40          8.34       1
    Total capital                                        11.00        11.26       (2)           11.00         11.26      (2)
  Leverage (3)                                            7.05         6.89        2             7.05          6.89       2

Book value per common share                           $  12.67     $  12.23        4         $  12.67     $   12.23       4

Staff (active, full-time equivalent)                    91,182       89,988        1           91,182        89,988       1

COMMON STOCK PRICE
High                                                  $  44.88     $  43.75        3         $  44.88     $   43.88       2
Low                                                      34.38        34.00        1            32.13         34.00      (6)
Period end                                               42.75        37.50       14            42.75         37.50      14

---------------------------------------------------------------------------------------------------------------------------


(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pre-tax amount for the average balance of nonqualifying CDI was $1,343 million for the quarter ended June 30, 1999 and $1,367 million for the six months ended June 30, 1999. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $28 million and $833 million, respectively, for the quarter ended June 30, 1999 and $57 million and $848 million, respectively, for the six months ended June 30, 1999. Goodwill amortization and average balance (which are not tax effected) were $104 million and $7,657 million, respectively, for the quarter ended June 30, 1999 and $208 million and $7,695 million, respectively, for the six months ended June 30, 1999.
(3)  The June 30, 1999 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                             Six months
                                                              ended June 30,                         ended June 30,
                                                      ---------------------        %         ---------------------        %
(in millions, except per share amounts)                   1999         1998   Change             1999         1998   Change
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                         $    517     $    447       16 %       $  1,027      $    906      13 %
Mortgages held for sale                                    215          208        3              473           378      25
Loans held for sale                                        101           89       13              200           180      11
Loans                                                    2,609        2,682       (3)           5,188         5,343      (3)
Other interest income                                       54           64      (16)              96           122     (21)
                                                      --------     --------                  --------      --------
     Total interest income                               3,496        3,490       --            6,984         6,929       1
                                                      --------     --------                  --------      --------

INTEREST EXPENSE
Deposits                                                   679          775      (12)           1,396         1,551     (10)
Short-term borrowings                                      201          191        5              408           363      12
Long-term debt                                             290          267        9              573           539       6
Guaranteed preferred beneficial interests
  in Company's subordinated debentures                      15           25      (40)              30            50     (40)
                                                      --------     --------                  --------      --------
     Total interest expense                              1,185        1,258       (6)           2,407         2,503      (4)
                                                      --------     --------                  --------      --------

NET INTEREST INCOME                                      2,311        2,232        4            4,577         4,426       3
Provision for loan losses                                  260          309      (16)             530           614     (14)
                                                      --------     --------                  --------      --------
Net interest income after
  provision for loan losses                              2,051        1,923        7            4,047         3,812       6
                                                      --------     --------                  --------      --------

NONINTEREST INCOME
Service charges on deposit accounts                        367          332       11              711           637      12
Trust and investment fees and commissions                  315          269       17              615           527      17
Credit card fee revenue                                    126          128       (2)             258           249       4
Other fees and commissions                                 267          232       15              505           453      11
Mortgage banking                                           324          303        7              651           579      12
Insurance                                                  119          111        7              204           205      --
Net venture capital gains                                   13           53      (75)             126           112      13
Net gains on securities available for sale                  23           66      (65)              21            85     (75)
Other                                                      260          221       18              450           402      12
                                                      --------     --------                  --------      --------
     Total noninterest income                            1,814        1,715        6            3,541         3,249       9
                                                      --------     --------                  --------      --------

NONINTEREST EXPENSE
Salaries                                                   750          717        5            1,475         1,402       5
Incentive compensation                                     135          150      (10)             269           285      (6)
Employee benefits                                          217          187       16              416           376      11
Equipment                                                  182          196       (7)             373           381      (2)
Net occupancy                                              185          187       (1)             371           376      (1)
Goodwill                                                   104          104       --              208           208      --
Core deposit intangible                                     50           61      (18)             102           124     (18)
Net (gains) losses on dispositions of premises
  and equipment                                            (13)          41       --              (11)           48      --
Other                                                      754          809       (7)           1,503         1,549      (3)
                                                      --------     --------                  --------      --------
     Total noninterest expense                           2,364        2,452       (4)           4,706         4,749      (1)
                                                      --------     --------                  --------      --------

INCOME BEFORE INCOME TAX EXPENSE                         1,501        1,186       27            2,882         2,312      25
Income tax expense                                         570          467       22            1,067           909      17
                                                      --------     --------                  --------      --------

NET INCOME                                            $    931     $    719       29 %       $  1,815      $  1,403      29 %
                                                      ========     ========      ===         ========      ========     ===

NET INCOME APPLICABLE TO
   COMMON STOCK                                       $    922     $    710       30 %       $  1,798      $  1,385      30 %
                                                      ========     ========     ====         ========      ========     ===

EARNINGS PER COMMON SHARE                             $    .56     $    .44       27 %        $  1.09      $    .86      27 %
                                                      ========     ========     ====         ========      ========     ===

DILUTED EARNINGS PER COMMON SHARE                     $    .55     $    .43       28 %       $   1.08      $    .85      27 %
                                                      ========     ========     ====         ========      ========     ===

DIVIDENDS DECLARED PER COMMON SHARE                   $    .20     $   .165       21 %       $   .385      $    .33      17 %
                                                      ========     ========     ====         ========      ========     ===

Average common shares outstanding                      1,651.4      1,610.3        3 %        1,649.2       1,613.0       2 %
                                                      ========     ========     ====         ========      ========     ===

Diluted average common shares outstanding              1,672.3      1,632.2        2 %        1,668.2       1,635.7       2 %
                                                      ========     ========     ====         ========      ========     ===

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % Change
                                                                                                         June 30, 1999 from
                                                                                                     ----------------------
                                                                JUNE 30,     Dec. 31,     June 30,     Dec. 31,     June 30,
(in millions, except shares)                                       1999         1998         1998         1998         1998
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                        $ 12,633     $ 12,731     $ 12,083           (1)%          5 %
Federal funds sold and securities
  purchased under resale agreements                               1,692        1,517        1,456           12           16
Securities available for sale                                    35,710       31,997       26,676           12           34
Mortgages held for sale                                          11,781       19,770       12,510          (40)          (6)
Loans held for sale                                               4,192        5,322        4,561          (21)          (8)

Loans                                                           111,646      107,994      106,301            3            5
Allowance for loan losses                                         3,165        3,134        3,098            1            2
                                                               --------     --------     --------
     Net loans                                                  108,481      104,860      103,203            3            5
                                                               --------     --------     --------

Mortgage servicing rights                                         4,080        3,080        2,904           32           40
Premises and equipment, net                                       3,141        3,130        3,290           --           (5)
Core deposit intangible                                           1,381        1,510        1,609           (9)         (14)
Goodwill                                                          7,598        7,664        7,856           (1)          (3)
Interest receivable and other assets                             14,732       10,894        9,936           35           48
                                                               --------     --------     --------

     Total assets                                              $205,421     $202,475     $186,084            1 %         10 %
                                                               ========     ========     ========          ===          ===

LIABILITIES
Noninterest-bearing deposits                                   $ 43,708     $ 46,732     $ 41,207           (6)%          6 %
Interest-bearing deposits                                        88,834       90,056       86,038           (1)           3
                                                               --------     --------     --------
     Total deposits                                             132,542      136,788      127,245           (3)           4
Short-term borrowings                                            20,155       15,897       13,738           27           47
Accrued expenses and other liabilities                            9,296        8,537        7,119            9           31
Long-term debt                                                   21,268       19,709       16,730            8           27
Guaranteed preferred beneficial interests
  in Company's subordinated debentures                              785          785        1,094           --          (28)

STOCKHOLDERS' EQUITY
Preferred stock                                                     590          547          560            8            5
Unearned ESOP shares                                               (130)         (84)         (98)          55           33
                                                               --------     --------     --------
     Total preferred stock                                          460          463          462           (1)          --
Common stock - $1-2/3 par value,
  authorized 4,000,000,000 shares;
  issued 1,666,095,285 shares, 1,661,392,590 shares
  and 1,622,027,659 shares                                        2,777        2,769        2,703           --            3
Additional paid-in capital                                        8,764        8,673        7,837            1           12
Retained earnings                                                10,028        9,045        9,064           11           11
Cumulative other comprehensive income                               (10)         463          440           --           --
Note receivable from ESOP                                            (1)          (3)          (5)         (67)         (80)
Treasury stock - 15,465,932 shares,
  17,334,787 shares and 10,850,171 shares                          (643)        (651)        (343)          (1)          87
                                                               --------     --------     --------
     Total stockholders' equity                                  21,375       20,759       20,158            3            6
                                                               --------     --------     --------
     Total liabilities and stockholders' equity                $205,421     $202,475     $186,084            1 %         10 %
                                                               ========     ========     ========          ===          ===

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY


-------------------------------------------------------------------------------------------------------------------
                                                                                           Six months ended June 30,
                                                                                       ----------------------------
(in millions)                                                                              1999                1998
-------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                            $20,759             $19,778
Net income                                                                                1,815               1,403
Other comprehensive income (loss), net of tax:
  Change in foreign currency translation adjustments                                          3                  (2)
  Change in investment securities valuation allowance                                      (476)                (22)
Common stock issued                                                                         372                 150
Common stock issued for acquisitions                                                         67                  11
Common stock repurchased                                                                   (547)               (693)
Preferred stock released to ESOP                                                             32                  18
Preferred stock dividends                                                                   (17)                (18)
Common stock dividends                                                                     (635)               (472)
Cash payments received on notes receivable from ESOP                                          2                   5
                                                                                        -------             -------
BALANCE, END OF PERIOD                                                                  $21,375             $20,158
                                                                                        =======             =======

-------------------------------------------------------------------------------------------------------------------



LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                     JUNE 30,        December 31,           June 30,
(in millions)                                                           1999                1998               1998
-------------------------------------------------------------------------------------------------------------------
Commercial                                                          $ 36,633            $ 35,450           $ 33,875
Real estate 1-4 family first mortgage                                 11,941              11,496             12,832
Other real estate mortgage                                            17,157              16,668             16,103
Real estate construction                                               4,103               3,790              3,548
Consumer:
  Real estate 1-4 family junior lien mortgage                         11,494              11,128             10,641
  Credit card                                                          5,294               5,795              6,042
  Other revolving credit and monthly payment                          16,652              15,809             16,323
                                                                    --------            --------           --------
     Total consumer                                                   33,440              32,732             33,006
Lease financing                                                        6,875               6,380              5,487
Foreign                                                                1,497               1,478              1,450
                                                                    --------            --------           --------

     Total loans (net of unearned discount)                         $111,646            $107,994           $106,301
                                                                    ========            ========           ========

-------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES


---------------------------------------------------------------------------------------------------------------------------
                                                                                    Quarter ended          Six months ended
                                                               ----------------------------------     ---------------------
                                                                JUNE 30,    March 31,     June 30,     JUNE 30,     June 30,
(in millions)                                                      1999         1999         1998         1999         1998
---------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                     $3,161       $3,134       $3,066       $3,134       $3,062

Allowance related to business combinations, net                       5           30           26           35           35

Provision for loan losses                                           260          270          309          530          614

Loan charge-offs:
  Commercial                                                       (111)         (81)         (64)        (192)        (122)
  Real estate 1-4 family first mortgage                             (18)          (1)          (7)         (19)         (12)
  Other real estate mortgage                                         (4)          (8)         (16)         (12)         (19)
  Real estate construction                                           (1)          --           (1)          (1)          (2)
  Consumer:
     Real estate 1-4 family junior lien mortgage                     (6)          (9)          (7)         (15)         (13)
     Credit card                                                    (96)        (110)        (141)        (206)        (282)
     Other revolving credit and monthly payment                    (109)        (127)        (157)        (236)        (336)
                                                                 ------       ------       ------       -------      ------
       Total consumer                                              (211)        (246)        (305)        (457)        (631)
  Lease financing                                                   (10)         (11)         (12)         (21)         (24)
  Foreign                                                           (24)         (15)         (12)         (39)         (22)
                                                                 ------       ------       ------       ------       ------
         Total loan charge-offs                                    (379)        (362)        (417)        (741)        (832)
                                                                 ------       ------       ------       ------       ------

Loan recoveries:
  Commercial                                                         23           13           17           36           42
  Real estate 1-4 family first mortgage                               2            1            1            3            5
  Other real estate mortgage                                         12           17           30           29           41
  Real estate construction                                            4           --            1            4            2
  Consumer:
     Real estate 1-4 family junior lien mortgage                      4            3            2            7            4
     Credit card                                                     13           13           15           26           30
     Other revolving credit and monthly payment                      53           36           40           89           82
                                                                 ------       ------       ------       ------       ------
       Total consumer                                                70           52           57          122          116
  Lease financing                                                     3            3            3            6            6
  Foreign                                                             4            3            5            7            7
                                                                 ------       ------       ------       ------       ------
         Total loan recoveries                                      118           89          114          207          219
                                                                 ------       ------       ------       ------       ------
           Total net loan charge-offs                              (261)        (273)        (303)        (534)        (613)
                                                                 ------       ------       ------       ------       ------

BALANCE, END OF PERIOD                                           $3,165       $3,161       $3,098       $3,165       $3,098
                                                                 ======       ======       ======       ======       ======

Total net loan charge-offs as a percentage
  of average loans (annualized)                                     .96%        1.03%        1.16%         .99%        1.17%
                                                                 ======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.83 %       2.92%        2.91%        2.83 %       2.91%
                                                                 ======       ======       ======       ======       ======

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS


-------------------------------------------------------------------------------------------------------------------
                                                                    JUNE 30,        December 31,            June 30,
(in millions)                                                          1999                1998                1998
-------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                                       $687                $709                $732
Restructured loans                                                        1                   1                   1
                                                                       ----                ----                ----
Nonaccrual and restructured loans                                       688                 710                 733
As a percentage of total loans                                           .6%                 .7%                 .7%

Foreclosed assets                                                       203                 167                 176
Real estate investments (1)                                              --                   1                   3
                                                                       ----                ----                ----
Total nonaccrual and restructured loans
  and other assets                                                     $891                $878                $912
                                                                       ====                ====                ====

-------------------------------------------------------------------------------------------------------------------


(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $133 million, $128 million and $162 million at June 30, 1999, December 31, 1998 and June 30, 1998, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                              Six months
                                                              ended June 30,                          ended June 30,
                                                      ---------------------        %         ----------------------       %
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                     $  367       $  332       11 %         $  711        $  637      12 %
Trust and investment fees and commissions:
  Asset management and custody fees                        190          167       14              375           328      14
  Mutual fund and annuity sales fees                        98           77       27              188           151      25
  All other                                                 27           25        8               52            48       8
                                                        ------       ------                    ------        ------
     Total trust and investment fees
       and commissions                                     315          269       17              615           527      17
Credit card fee revenue                                    126          128       (2)             258           249       4
Other fees and commissions:
  Cash network fees                                         70           56       25              128           107      20
  Charges and fees on loans                                 87           71       23              163           142      15
  All other                                                110          105        5              214           204       5
                                                        ------       ------                    ------        ------
     Total other fees and commissions                      267          232       15              505           453      11
Mortgage banking:
  Origination and other closing fees                       115          129      (11)             228           238      (4)
  Servicing fees, net of amortization                       99          (16)      --               54            41      32
  Gain on sale of mortgage servicing rights                 --           17     (100)              --            16    (100)
  Net gains on sales of mortgages                           44          110      (60)             244           165      48
  All other                                                 66           63        5              125           119       5
                                                        ------       ------                    ------        ------
     Total mortgage banking                                324          303        7              651           579      12
Insurance                                                  119          111        7              204           205      --
Net venture capital gains                                   13           53      (75)             126           112      13
Net gains on securities available for sale                  23           66      (65)              21            85     (75)
Income from equity investments accounted
  for by the:
   Cost method                                              30           34      (12)              64            83     (23)
   Equity method                                            20           16       25               41            31      32
Net gains on sales of loans                                 12            6      100               25            23       9
Net gains from dispositions of operations                  103           74       39              102            71      44
All other                                                   95           91        4              218           194      12
                                                        ------       ------                    ------        ------

     Total                                              $1,814       $1,715        6 %         $3,541        $3,249       9 %
                                                        ======       ======     ====           ======        ======    ====

---------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                              Six months
                                                              ended June 30,                          ended June 30,
                                                      ---------------------        %         ----------------------       %
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------

Salaries                                               $   750      $   717        5 %         $1,475       $ 1,402       5 %
Incentive compensation                                     135          150      (10)             269           285      (6)
Employee benefits                                          217          187       16              416           376      11
Equipment                                                  182          196       (7)             373           381      (2)
Net occupancy                                              185          187       (1)             371           376      (1)
Goodwill                                                   104          104       --              208           208      --
Core deposit intangible:
  Nonqualifying (1)                                         45           54      (17)              92           110     (16)
  Qualifying                                                 5            7      (29)              10            14     (29)
Net (gains) losses on dispositions of premises
  and equipment                                            (13)          41       --              (11)           48      --
Operating losses                                            37           33       12               66            71      (7)
Outside professional services                               88           80       10              160           139      15
Contract services                                          110           82       34              200           155      29
Telecommunications                                          64           63        2              125           121       3
Outside data processing                                     62           59        5              138           108      28
Advertising and promotion                                   56           65      (14)             106           119     (11)
Postage                                                     58           57        2              115           111       4
Travel and entertainment                                    60           52       15              115           100      15
Stationery and supplies                                     39           41       (5)              77            82      (6)
Insurance                                                   50           44       14               86            82       5
Security                                                    21           19       11               43            40       8
All other                                                  109          214      (49)             272           421     (35)
                                                        ------       ------                    ------        ------

     Total                                              $2,364       $2,452       (4)%         $4,706        $4,749      (1)%
                                                        ======       ======       ===          ======        ======     ===

-------------------------------------------------------------------------------------------------------------------


(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Quarter ended June 30,
                                                               --------------------------------------------------------------------
                                                                                          1999                                 1998
                                                               -------------------------------    ---------------------------------
                                                                                      INTEREST                             Interest
                                                                 AVERAGE    YIELDS/     INCOME/      Average      Yields/   income/
(in millions)                                                    BALANCE     RATES     EXPENSE       balance       rates    expense
-----------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
  under resale agreements                                       $  1,446      4.74%     $   17      $  1,268        5.64%    $   18
Securities available for sale (3):
  Securities of U.S. Treasury and federal agencies                 6,180      5.25          82         6,454        5.90         94
  Securities of U.S. states and political subdivisions             1,855      8.36          37         1,510        8.67         31
  Mortgage-backed securities:
    Federal agencies                                              19,261      6.59         315        15,721        7.11        273
    Private collateralized mortgage obligations                    3,160      6.81          54         2,437        6.80         41
                                                                --------                ------       -------                 ------
      Total mortgage-backed securities                            22,421      6.62         369        18,158        7.06        314
  Other securities                                                 3,142      6.69          43         1,401        6.83         20
                                                                --------                ------       -------                 ------
        Total securities available for sale                       33,598      6.46         531        27,523        6.86        459
Loans held for sale (3)                                            5,618      7.22         101         4,612        7.69         89
Mortgages held for sale (3)                                       12,254      6.96         215        11,904        6.98        208
Loans:
  Commercial                                                      35,638      8.57         762        32,885        9.00        738
  Real estate 1-4 family first mortgage                           12,075      8.40         254        13,106        8.26        271
  Other real estate mortgage                                      16,977      8.71         368        16,137        9.80        394
  Real estate construction                                         4,039      9.30          94         3,489        9.49         83
  Consumer:
    Real estate 1-4 family junior lien mortgage                   11,210      9.09         254        10,601        9.86        261
    Credit card                                                    5,337     13.61         182         6,109       15.12        231
    Other revolving credit and monthly payment                    15,416     12.59         485        16,480       12.73        524
                                                                --------                ------       -------                 ------

      Total consumer                                              31,963     11.53         921        33,190       12.25      1,016
  Lease financing                                                  6,789      7.79         132         5,367        8.30        111
  Foreign                                                          1,515     21.05          80         1,349       21.09         71
                                                                --------                ------       -------                 ------
        Total loans (4)                                          108,996      9.60       2,611       105,523       10.19      2,684
Other                                                              2,867      5.33          38         2,867        6.57         47
                                                                --------                ------      --------                 ------
          Total earning assets                                  $164,779      8.57       3,513      $153,697        9.18      3,505
                                                                ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
  Interest-bearing checking                                     $  2,844       .79           6      $  2,723        1.55         11
  Market rate and other savings                                   56,064      2.24         314        51,815        2.63        340
  Savings certificates                                            25,926      4.72         305        27,514        5.25        360
  Other time deposits                                              3,600      4.92          43         4,115        5.52         56
  Deposits in foreign offices                                      1,032      4.28          11           626        4.88          8
                                                                 -------                ------       -------                  -----
      Total interest-bearing deposits                             89,466      3.05         679        86,793        3.58        775
Short-term borrowings                                             17,496      4.61         201        14,150        5.43        191
Long-term debt                                                    20,663      5.61         290        16,826        6.35        267
Guaranteed preferred beneficial interests in Company's
  subordinated debentures                                            785      7.52          15         1,231        8.21         25
                                                                --------                ------       -------                  -----
        Total interest-bearing liabilities                       128,410      3.70       1,185       119,000        4.24      1,258
Portion of noninterest-bearing funding sources                    36,369        --          --        34,697          --         --
                                                                --------                ------      --------                  -----
          Total funding sources                                 $164,779      2.89       1,185      $153,697        3.30      1,258
                                                                ========                ------      ========                  -----
NET INTEREST MARGIN AND NET INTEREST INCOME ON
  A TAXABLE-EQUIVALENT BASIS (5)                                              5.68%     $2,328                      5.88%    $2,247
                                                                             =====      ======                     =====     ======


NONINTEREST-EARNING ASSETS
Cash and due from banks                                         $ 11,116                            $ 10,460
Goodwill                                                           7,657                               7,923
Other                                                             16,790                              13,527
                                                                --------                            --------
          Total noninterest-earning assets                      $ 35,563                            $ 31,910
                                                                ========                            ========

NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                        $ 42,729                            $ 40,302
Other liabilities                                                  7,603                               6,494
Preferred stockholders' equity                                       459                                 460
Common stockholders' equity                                       21,141                              19,351
Noninterest-bearing funding sources used to
  fund earning assets                                            (36,369)                            (34,697)
                                                                --------                            --------
          Net noninterest-bearing funding sources               $ 35,563                            $ 31,910
                                                                ========                            ========

TOTAL ASSETS                                                    $200,342                            $185,607
                                                                ========                            ========

-----------------------------------------------------------------------------------------------------------------------------------


(1) The average prime rate of the Company was 7.75% and 8.50% for the quarters ended June 30, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.07% and 5.69% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for both quarters presented.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Six Months Ended June 30,
                                                              --------------------------------------------------------------------
                                                                                        1999                                  1998
                                                              -------------------------------    ---------------------------------
                                                                                    INTEREST                             Interest
                                                               AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                  BALANCE     RATES     EXPENSE       balance       rates    expense
----------------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
  under resale agreements                                     $  1,304      4.86%     $   31      $  1,232        5.62%    $   34
Securities available for sale (3):
  Securities of U.S. Treasury and federal agencies               5,452      5.41         148         5,640        5.95        165
  Securities of U.S. states and political subdivisions           1,771      8.38          70         1,512        8.68         62
  Mortgage-backed securities:
    Federal agencies                                            19,457      6.65         640        16,594        7.16        580
    Private collateralized mortgage obligations                  3,234      6.78         110         2,419        6.84         82
                                                              --------                ------      --------                 ------
      Total mortgage-backed securities                          22,691      6.67         750        19,013        7.12        662
  Other securities                                               2,993      6.75          85         1,423        6.76         40
                                                              --------                ------      --------                 ------
        Total securities available for sale                     32,907      6.55       1,053        27,588        6.94        929
Loans held for sale (3)                                          5,590      7.23         200         4,679        7.70        180
Mortgages held for sale (3)                                     13,822      6.82         473        10,853        6.97        378
Loans:
  Commercial                                                    35,258      8.55       1,496        32,330        9.11      1,461
  Real estate 1-4 family first mortgage                         12,082      8.35         504        13,567        8.20        556
  Other real estate mortgage                                    16,855      8.87         743        16,247        9.52        769
  Real estate construction                                       3,971      9.33         184         3,429        9.51        162
  Consumer:
    Real estate 1-4 family junior lien mortgage                 11,092      9.11         503        10,479       10.01        521
    Credit card                                                  5,442     13.62         371         6,268       15.04        471
    Other revolving credit and monthly payment                  15,542     12.55         973        16,683       12.78      1,065
                                                              --------                ------      --------                 ------
      Total consumer                                            32,076     11.55       1,847        33,430       12.34      2,057
  Lease financing                                                6,682      7.84         261         5,239        8.35        219
  Foreign                                                        1,494     21.05         157         1,220       20.82        127
                                                              --------                ------      --------                 ------
        Total loans (4)                                        108,418      9.62       5,192       105,462       10.19      5,351
Other                                                            2,417      5.49          66         2,587        6.73         87
                                                              --------                ------      --------                 ------
          Total earning assets                                $164,458      8.60       7,015      $152,401        9.21      6,959
                                                              ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
  Interest-bearing checking                                   $  2,784       .88          12      $  2,682        1.59         21
  Market rate and other savings                                 55,822      2.31         639        51,594        2.63        672
  Savings certificates                                          26,491      4.81         632        27,787        5.28        727
  Other time deposits                                            3,657      5.02          91         4,150        5.53        114
  Deposits in foreign offices                                    1,039      4.24          22           704        4.95         17
                                                              --------                ------      --------                 ------
      Total interest-bearing deposits                           89,793      3.14       1,396        86,917        3.60      1,551
Short-term borrowings                                           17,526      4.70         408        13,444        5.44        363
Long-term debt                                                  19,780      5.80         573        16,885        6.39        539
Guaranteed preferred beneficial interests in Company's
  subordinated debentures                                          785      7.52          30         1,265        8.00         50
                                                              --------                ------      --------                 ------
        Total interest-bearing liabilities                     127,884      3.79       2,407       118,511        4.25      2,503
Portion of noninterest-bearing funding sources                  36,574        --          --        33,890          --         --
                                                              --------                ------      --------                 ------
          Total funding sources                               $164,458      2.96       2,407      $152,401        3.32      2,503
                                                              ========                ------      ========                 ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
  A TAXABLE-EQUIVALENT BASIS (5)                                            5.64%     $4,608                      5.89%    $4,456
                                                                            ====      ======                     =====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                       $ 11,177                            $ 10,604
Goodwill                                                         7,695                               7,972
Other                                                           16,207                              13,467
                                                              --------                            --------
          Total noninterest-earning assets                    $ 35,079                            $ 32,043
                                                              ========                            ========

NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                      $ 42,750                            $ 39,741
Other liabilities                                                7,627                               6,416
Preferred stockholders' equity                                     461                                 461
Common stockholders' equity                                     20,815                              19,315
Noninterest-bearing funding sources used to
  fund earning assets                                          (36,574)                            (33,890)
                                                              --------                            --------
          Net noninterest-bearing funding sources             $ 35,079                            $ 32,043
                                                              ========                            ========

TOTAL ASSETS                                                  $199,537                            $184,444
                                                              ========                            ========

----------------------------------------------------------------------------------------------------------------------------------


(1) The average prime rate of the Company was 7.75% and 8.50% for the six months ended June 30, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.03% and 5.68% for the same periods, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the six months ended June 30, 1999 and 1998.